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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 17, 2001



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


               0-24260                                        11-3131700
               -------                                        ----------
      (Commission File Number)                  (I.R.S. Employer Identification No.)


               11100 Mead Road, Suite 300, Baton Rouge, LA 70816
               -------------------------------------------------
                    (Address of principal executive offices
                              including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)

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 ITEM 5.          OTHER EVENTS

                           On July 17, 2001, Amedisys, Inc., "the Company",
                  issued a press release attached hereto as Exhibit 99.1 to quantify a net revenue overstatement previously announced.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements of Business Acquired.

                           Not applicable.

                  (b)      Pro Forma Financial Information.

                           Not applicable.

                  (c)      Exhibit
                              No.                                          Page
                           -------                                         ----

                  99.1 (i) Press Release dated July 17, 2001 quantifying
                           a net revenue overstatement previously
                           announced.......................................A-1

                                    (i) Filed herewith.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:   /s/ John M. Joffrion
   ---------------------------------------
John M. Joffrion
Senior Vice President of Finance
Principal Accounting and Financial Officer

DATE: July 17, 2001


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                               INDEX TO EXHIBITS

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
EXHIBIT
  NO.                         DESCRIPTION                                  PAGE
-------                       -----------                                  ----
99.1(i)             Press Release dated July 17, 2001 quantifying a net
                    revenue overstatement..................................A-1


(i) Filed herewith.